EXHIBIT 99.1

[LOGO]MISSION
      WEST
      PROPERTIES
                                                                   Press Release

For Immediate News Release
April 16, 2003

   Mission West Properties, Inc. Announces First Quarter 2003 Earnings Results

  "We build the buildings for the high tech companies that build the internet"

Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2003 was $28,655,000 or $0.28 per diluted common share (considering the potential effect of all O.P. Units being exchanged for shares of the Company's common stock) as compared to $29,433,000 or $0.28 per diluted common share for the same period in 2002. On a sequential quarter basis, FFO per diluted common share remained the same compared to the previous quarter ended December 31, 2002.

Net income from continuing operations was $0.23 per diluted share for the quarters ended March 31, 2003 and 2002.

For the quarter ended March 31, 2002, the Company recorded a gain from sale of real estate attributable to common stockholders of approximately $1.0 million or $0.06 per diluted share. As a result, net income including discontinued operations amounted to $0.23 per diluted share for the quarter ended March 31, 2003 compared to $0.29 per diluted share for the quarter ended March 31, 2002.

Investment Activity

On January 1, 2003, the Company acquired a 50% interest in a joint venture with TBI in Morgan Hill, California for $1.8 million from the Berg Group under the Berg Land Holdings Option Agreement. The acquisition was financed with the issuance of 181,032 O.P. Units to the Berg Group. The joint venture consists of four R&D buildings with approximately 593,000 rentable square feet, which are operated and managed by TBI, the other partner in the joint venture. The first year anticipated cash return on this investment will exceed 100%.

On April 1, 2003, the Company obtained a 50% interest in a 60,000 rentable square foot shell building in Morgan Hill, California from the Berg Group under the Berg Land Holdings Option Agreement in connection with its joint venture with TBI. The joint venture financed 100% of the cost of the building. The shell building has been sold and the Company will recognize approximately $1.3 million cash gain in the second quarter 2003.

On April 9, 2003, the Company acquired a 36 acre seven building campus style office/R&D project comprised of approximately 625,000 rentable square feet at San Tomas and Central Expressway in Santa Clara, California, which adjoins Nvidia Corporation's headquarters campus. The project was acquired for $110 million from an unrelated third party and financed with a combination of debt and cash reserves. The debt component is comprised of a new short term mortgage note with a commercial bank secured with the assets in the acquisition for the sum of $80 million at LIBOR plus 150 basis points and matures in 120 days. The Company paid a financing fee of $150,000. The Company is in the process of securing long term mortgage debt to retire this short term credit facility. In addition, the Company utilized approximately $19.2 million of its operating line of credit with Cupertino National Bank in connection with this acquisition. The Company anticipates its first year cash return on this project to be approximately 10%.

Based on the transactions above and some tenant lease renegotiations, FFO per share for 2003 and 2004 will increase by approximately $0.04 and $0.03 per share, respectively. This projection was calculated as follows:

                                                   Additional FFO Per Share In
                                                        2003         2004
                                                       ------       ------
                                                  (Dollars in thousands, except
                                                        per share amounts)
      Additional Net income                            $  520       $  190
      Add:
          Additional Minority                           2,539          930
      interests
          Additional Depreciation                       1,594        2,125
                                                       ------       ------
      Additional FFO                                   $4,653       $3,245
                                                       ======       ======

      Additional FFO per share (5)                     $ 0.04       $ 0.03
                                                       ======       ======

Financing Activity

On January 9, 2003, the Company obtained a $100 million secured mortgage loan from Northwestern Mutual Life Insurance Company that bears a fixed interest rate at 5.64% and matures in ten years with principal payments amortized over 20 years. The mortgage loan is secured by 11 properties. The Company paid approximately $675,000 in loan fees and financing costs and used the proceeds to primarily pay down short-term debt and the Berg Group line of credit.

Company Profile

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 108 properties totaling approximately 7.8 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA

        (In thousands, except share, per share and property data amounts)

                                                      Three Months        Three Months
                                                         Ended               Ended
                                                     March 31, 2003      March 31, 2002
                                                     -------------       --------------
REVENUES:
Rental revenues from real estate                      $     31,431       $     32,484(1)
Tenant reimbursements                                        4,575              5,326
Equity in earnings of unconsolidated joint ventures            737               --
Other income, including interest                               735                497
                                                      ------------       ------------
  Total revenues                                            37,478             38,307
                                                      ------------       ------------
EXPENSES:
Operating expenses                                           1,519              2,275
Real estate taxes                                            3,075              3,057
Depreciation of real estate                                  4,564              4,356
General and administrative                                     358                434
Interest                                                     3,406              2,270
Interest (related parties)                                     293              1,010
                                                      ------------       ------------
  Total expenses                                            13,215             13,402
                                                      ------------       ------------
Income before minority interests                            24,263             24,905
Minority interests                                          20,229             20,769
                                                      ------------       ------------
   Income from continuing operations                         4,034              4,136
                                                      ------------       ------------

Discontinued operations, net of minority interests:
Gain from disposal of discontinued operations                 --                1,017
Income attributable to discontinued operations                --                   48
                                                      ------------       ------------
   Income from discontinued operations                        --                1,065
                                                      ------------       ------------

Net income to common stockholders                     $      4,034       $      5,201
                                                      ============       ============
Net income to minority interests                      $     20,229       $     26,094
                                                      ============       ============
Income per share from continuing operations:

   Basic                                              $       0.23       $       0.24
                                                      ============       ============
   Diluted                                            $       0.23       $       0.23
                                                      ============       ============
Income per share from discontinued operations:

   Basic                                                      --         $       0.06
                                                      ============       ============
   Diluted                                                    --         $       0.06
                                                      ============       ============
Net income per share to common stockholders:

   Basic                                              $       0.23       $       0.30
                                                      ============       ============
   Diluted                                            $       0.23       $       0.29
                                                      ============       ============
Weighted average shares of common stock (basic)         17,637,260         17,404,568
                                                      ============       ============
Weighted average shares of common stock (diluted)       17,695,001         17,853,809

                                                      ============       ============
Weighted average O.P. Units outstanding                 86,511,686         86,199,618
                                                      ============       ============

FUNDS FROM OPERATIONS
Funds from operations                                 $     28,655       $     29,433
                                                      ============       ============
Funds from operations per share (2)                   $       0.28       $       0.28
                                                      ============       ============
Outstanding common stock                                17,653,691         17,463,329
                                                      ============       ============
Outstanding O.P. Units                                  86,498,064         86,165,346
                                                      ============       ============
Weighted average O.P. Units & common stock
   outstanding (diluted)                               104,206,687        104,053,427
                                                      ============       ============

                                             Three Months        Three Months
                                                 Ended              Ended
FUNDS FROM OPERATIONS CALCULATION           March 31, 2003      March 31, 2002
                                           -----------------    ---------------
Net income                                     $ 4,034              $ 5,201
Add:
     Minority interests (3)                     20,057               25,933
     Depreciation                                4,564                4,402
Less:

     Gain/(loss) on sales of assets               --                  6,103
                                               -------              -------
Funds from operations                          $28,655              $29,433
                                               =======              =======

As defined by NAREIT, Funds From Operations ("FFO") represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO an appropriate measure of performance of an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt, and make capital expenditures. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

PROPERTY AND OTHER DATA:                     Three Months        Three Months
                                                 Ended               Ended
                                            March 31, 2003      March 31, 2002
                                            --------------      --------------
Total properties, end of period                   101                  100
Total square feet, end of period            7,163,930            6,998,930
Average monthly rental revenue
  per square foot(4)                           $ 1.74               $ 1.69
Average occupancy                                 83%                  96%
Actual occupancy                                  83%                  92%

(1) The Company recorded an adjustment of $1.4 million to establish a reserve relating to the recapture of straight-line revenues and other tenant related items for the quarter ended March 31, 2002.

(2) Calculated on a fully diluted basis. Assumes conversion of O.P. Units outstanding into the Company's common stock.

(3) The minority interest for unrelated third parties has been deducted from total minority interest in calculating FFO.

(4) Average monthly rental revenue per square foot has been determined by taking the base rent for the period divided by the number of months in the period, and then divided by the total square feet of occupied space.

(5) Calculated with the weighted average of 104,000,000 O.P. Units and common stock.

                                                March 31,   December 31,
BALANCE SHEET                                      2003         2002
                                                ---------   ------------
Assets:

Land                                            $ 234,707    $ 234,707
Buildings                                         727,135      726,581
                                                ---------    ---------
                                                  961,842      961,288
Less accumulated depreciation                     (71,123)     (66,560)
                                                ---------    ---------
Net real estate assets                            890,719      894,728
Cash                                                2,721        4,479
Deferred rent                                      17,245       17,001
Other assets                                       18,892       13,198
                                                ---------    ---------
   Total assets                                 $ 929,577    $ 929,406
                                                =========    =========

Liabilities:
Line of credit - related parties                $      26    $  58,792
Line of credit                                         --       23,839
Unsecured loan                                         --       20,000
Mortgage notes payable                            223,586      125,062
Mortgage notes payable - related parties           11,001       11,078
Interest payable                                      337          337
Security deposits                                  10,398       11,184
Prepaid rental income                              13,892        9,876
Dividend/distribution payable                      24,996       24,951
Accounts payable and accrued expenses               4,819        4,698
                                                ---------    ---------
   Total liabilities                              289,055      289,817

Minority interests                                528,288      528,768

Stockholders' equity:
Common stock, $.001 par value                          18           17
Paid in capital                                   129,911      128,295
Accumulated deficit                               (17,695)     (17,491)
                                                ---------    ---------
   Total stockholders' equity                     112,234      110,821
                                                ---------    ---------
   Total liabilities and stockholders' equity   $ 929,577    $ 929,406
                                                =========    =========